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                                                                   Exhibit 10.41


                      FirstMerit Bank, National Association
                       Senior and Subordinated Bank Notes
                     Due 30 Days or More from Date of Issue


                             DISTRIBUTION AGREEMENT


                                                                   July 15, 1999


KEEFE, BRUYETTE & WOODS, INC.
Two World Trade Center
85th Floor
New York, New York  10048

LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

McDONALD INVESTMENTS INC.
McDonald Investment Center
800 Superior Avenue
Cleveland, Ohio  44114-2603

Ladies and Gentlemen:

         FirstMerit Bank, National Association, a national banking association (the "Bank"), confirms its agreement with Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc. (including its affiliate, Lehman Commercial Paper Inc.) and McDonald Investments Inc. (each referred to as an "Agent" and collectively referred to as the "Agents") with respect to the issue and sale by it of its senior unsecured debt obligations not insured by the Federal Deposit Insurance Corporation (the "FDIC") with maturities from 30 days to not more than one year from date of issue (the "Short-Term Senior Bank Notes"), its senior unsecured debt obligations not insured by the FDIC with maturities of more than one year from date of issue (the "Medium-Term Senior Bank Notes," and together with the Short-Term Senior Bank Notes, the "Senior Bank Notes"), and its subordinated debt obligations not insured by the FDIC with maturities of five years or more from date of issue ("Subordinated Bank Notes," and together with the Senior Bank Notes, the "Bank Notes"). The Bank Notes are to be issued pursuant to an Issuing and Paying Agency Agreement, dated as of July 15, 1999, (the "Issuing and Paying Agency Agreement"), between the Bank and Bank One Trust Company, NA, as the Issuing and Paying Agent ("Issuing and Paying Agent"). The aggregate principal amount of Notes offered by the Bank pursuant to the Offering Circular (as defined below) may not exceed an aggregate principal amount of $1,000,000,000 outstanding at any one time; provided that the aggregate principal amount of Notes offered pursuant to the Offering Circular with maturities greater than 270 days from date of issue may not exceed an


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aggregate principal amount of $1,000,000,000. It is understood, however, that the Bank may from time to time authorize the issuance of an additional amount of Bank Notes and that such Bank Notes may be distributed through or sold to one or more of the Agents pursuant to the terms of this Agreement, all as though the issuance of such Bank Notes were authorized as of the date hereof. The Bank is a wholly-owned direct subsidiary of FirstMerit Corporation (the "Parent").

         This Agreement provides both for the sale of Bank Notes by the Bank to the Agents as principal for resale to investors and other purchasers and for the sale of Bank Notes by the Bank directly to investors agented by the Agents (as may from time to time be agreed to by the Bank and the Agents), in which case the Agents will act as agents of the Bank in soliciting Bank Note purchasers.

SECTION 1. APPOINTMENT AS AGENTS.

         (a) APPOINTMENT OF AGENTS. Subject to the terms and conditions stated herein, the Bank hereby agrees that Bank Notes will be sold exclusively to or through the Agents. The Agents are authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Bank Notes purchased by an Agent as principal for resale to others but are not authorized to appoint sub-agents. In connection with sales by the Agents of Bank Notes purchased by an Agent as principal to other brokers or dealers, an Agent may allow any portion of the discount it has received in connection with such purchase from the Bank to such brokers or dealers.

         (b) SALE OF BANK NOTES. The Bank shall not approve the solicitation of purchases of Bank Notes in excess of the amount which shall be authorized to be issued or outstanding, as the case may be, by the Bank from time to time or in excess of the aggregate principal amount of Bank Notes specified in the Offering Circular (as such term is hereinafter defined). The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Bank Notes sold or outstanding, or of otherwise monitoring the availability of Bank Notes for sale.

         (c) PURCHASES AS PRINCIPAL. The Agents shall not have any obligation to purchase Bank Notes from the Bank as principal, but the Agents may agree from time to time to purchase Bank Notes as principal. Any such purchase of Bank Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

         (d) SOLICITATIONS AS AGENT. If agreed upon by an Agent and the Bank, the Agent acting solely as agent for the Bank and not as principal, will solicit purchases of the Bank Notes. The Agent will communicate to the Bank, orally, each offer to purchase Bank Notes solicited by such Agent on an agency basis, other than those offers rejected by the Agent. The Agent shall have the right, in its absolute discretion, to reject any proposed purchase of Bank Notes, as a whole or in part, and any such rejection shall not be deemed a breach of any Agent's agreement contained herein. The Bank may accept or reject any proposed purchase of the Bank Notes, in its absolute discretion, in whole or in part. The Agent shall make reasonable efforts to assist the Bank in

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obtaining performance by each purchaser whose offer to purchase Bank Notes has been solicited by the Agent and accepted by the Bank. The Agent shall not have any liability to the Bank in the event any such agency purchase is not consummated for any reason other than a breach by the Agent of its obligations hereunder. If the Bank shall default on its obligation to deliver Bank Notes to a purchaser whose offer it has accepted, the Bank shall (i) hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Bank and (ii) notwithstanding such default, pay to the Agent any commission to which it would be entitled in connection with such sale.

         (e) ADDITIONAL AGENTS. The Bank may from time to time offer Bank Notes for sale otherwise than through an Agent; PROVIDED, HOWEVER, that so long as this Agreement shall be in effect the Bank shall not solicit or accept offers to purchase Bank Notes through any agent other than an Agent without amending this Agreement to appoint such agent an additional Agent hereunder on the same terms and conditions as provided herein for the Agents and without giving the Agents prior notice of such appointment; except, that if from time to time the Bank is approached by a prospective agent offering to solicit a specific purchase of Bank Notes, the Bank may engage such agent with respect to such specific purchase, only if, (i) the Bank shall not have solicited such offer, (ii) such agent is engaged on terms substantially similar (including the same commission schedule as set forth herein) to the applicable terms of this Agreement (without being required to become a party hereto) and (iii) the Bank shall have notified the Agents prior to the acceptance of such an offer.

         (f) RELIANCE. The Bank and the Agents agree that any Bank Notes purchased by the Agents shall be purchased, and any Bank Notes the placement of which an Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Bank contained herein and on the terms and conditions and in the manner provided herein.

         (g) RENEWALS AND ROLLOVERS. Neither the Agents nor the Bank will have any agreement, understanding or other arrangement for the extension, renewal or automatic rollover of any of the Bank Notes with maturities ranging from 30 days to not more than 270 days from date of issue. The Bank will use the proceeds of such Bank Notes in connection with financing current transactions within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act").

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         (a) The Bank represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Bank of an offer for the purchase of Bank Notes (whether to the Agent as principal or through the Agent as agent), as of the date of each delivery of Bank Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of the times the Offering Circular shall be amended or supplemented or there is filed with the Securities and Exchange Commission (the "Commission") or any bank regulatory agency any document incorporated by reference into the Offering Circular (each of the times referenced above being referred to hereafter as a "Representation Date"), as follows:

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                  (i) OFFERING CIRCULAR. The Bank has prepared an offering
         circular, dated July 15, 1999, to be used by the Agents in connection with the Agents' solicitation of purchasers of or offering of the Bank Notes. Such offering circular, in the form transmitted for filing with the Office of the Comptroller of the Currency of the United States (the "Comptroller"), pursuant to 12 C.F.R. Section 16.6 is referred to herein as the "Offering Circular"; PROVIDED, HOWEVER, that if any amendment or supplement shall be provided to the Agents for use in connection with the offering of the Bank Notes, whether or not the same is required to be filed with the Comptroller pursuant to 12 C.F.R.
         Section 16.6, the term "Offering Circular" shall be deemed to refer to and include such amendment or supplement from and after the time it is first provided to the Agents for use. Any reference to the Offering Circular shall be deemed to refer to and include all documents incorporated by reference including the Call Reports and the Periodic Reports (as such terms are hereinafter defined) incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Offering Circular shall be deemed to include the filing of any Call Report or Periodic Report with any bank regulatory agency or the Commission after the date of this Agreement or the Offering Circular, as the case may be. The Offering Circular, as of the date hereof, complies with, and as of the applicable Representation Date, will comply with, the applicable requirements of 12 C.F.R. Part 16 (including 12 C.F.R. Section 16.6); and the Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in the Offering Circular made in reliance upon and in conformity with information furnished to the Bank in writing by the Agents expressly for use therein.

                  The Bank will incorporate by reference in the Offering Circular the publicly available portions of each of its Consolidated Reports of Condition and Income (each, a "Call Report"), and any amendments or supplements thereto, beginning with and including the Call Report for the period ended December 31, of the third calendar year prior to the date of the Offering Circular to and including the most recent Call Report filed or published prior to an offering pursuant to the Offering Circular. The publicly available portions of any Call Reports filed by the Bank subsequent to the date of the Offering Circular and prior to the termination of the offering of the Bank Notes will be incorporated therein by reference.

                  In addition, the Bank has been authorized by the Parent to incorporate by reference in the Offering Circular, and will incorporate by reference into the Offering Circular, the Parent's annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since its most recently ended fiscal year, current reports on Form 8-K since its most recently ended fiscal year, each as amended or supplemented, and any other document filed by the Parent with the Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder (the "Periodic Reports").

                  The documents incorporated by reference into the Offering Circular, at the time

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         they were or hereafter are filed with the applicable federal regulatory authorities, complied or when so filed will comply in all material respects with the 1934 Act or the rules and regulations otherwise applicable thereto, as the case may be and, when read together with the other information in the Offering Circular, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were or are made, not misleading.

                  (ii) DUE ORGANIZATION, VALID EXISTENCE AND GOOD STANDING. The Bank is a banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is chartered and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Bank and its subsidiaries taken as a whole. The Bank is a wholly owned direct or indirect subsidiary of the Parent, an Ohio corporation and bank holding company which has securities registered under the 1934 Act.

                  (iii) DUE AUTHORIZATION, EXECUTION AND DELIVERY OF THIS AGREEMENT, THE ISSUING AND PAYING AGENCY AGREEMENT AND THE INTEREST CALCULATION AGREEMENT. This Agreement, the Issuing and Paying Agency Agreement and the Interest Calculation Agreement dated as of July 15, 1999 (the "Interest Calculation Agreement"), between the Bank and Bank One Trust Company, NA, as the Calculation Agent (the "Calculation Agent"), have been duly authorized, executed and delivered by the Bank and are valid and legally binding agreements of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.

                  (iv) DUE AUTHORIZATION, EXECUTION AND DELIVERY OF THE BANK NOTES. The Bank Notes have been duly authorized and, when issued and authenticated against payment of the consideration therefor, the Bank Notes will be valid and legally binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.

                  (v) EXEMPTION FROM REGISTRATION. The Bank Notes are exempt from registration under Section 3(a)(2) of the 1933 Act and, in addition, the Senior Bank Notes with maturities ranging from 30 days to not more than 270 days from date of issue are exempt from registration under Section 3(a)(3) of the 1933 Act. Neither registration of the Bank Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to this Agreement or any applicable Terms Agreement (as defined in Section 3(a) hereof). The requirements of 12 C.F.R. Part 16 (including those contained in 12 C.F.R. Section 16.6) have been and will be satisfied in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to this Agreement and any applicable Terms Agreement.

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                  (vi) EXEMPTION FROM INVESTMENT COMPANY ACT. The Bank is not
         required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or to take any other action with respect to or under the Investment Company Act.

                  (vii) NO OTHER APPROVALS REQUIRED. No consent, approval or authorization of or filing with any governmental body or agency is required for the performance by the Bank of its obligations under this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and any applicable Terms Agreement, except (A) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Bank Notes and (B) with respect to Subordinated Notes, notice must be filed by the Bank with the Comptroller pursuant to 12 C.F.R. Section 5.47 in order for such Subordinated Notes to be counted as Tier 2 capital.

                  (viii) DESCRIPTION OF BANK NOTES. The Bank Notes are substantially in the form heretofore delivered to the Agents and conform to the description thereof contained in the Offering Circular under the caption "Description of Notes."

                  (ix) PRIORITY OF BANK NOTES. The Senior Bank Notes are unsecured and unsubordinated debt obligations of the Bank and rank pari PASSU among themselves and with all other unsecured and unsubordinated debt obligations of the Bank except, pursuant to Section 11(d)(11) of the Federal Deposit Insurance Act, the Bank's unsecured deposit liabilities; the Subordinated Bank Notes are unsecured and subordinated debt obligations and rank PARI PASSU among themselves and with all other debt obligations of the Bank which are subordinate and junior in right of payment to the Bank's obligations to depositors and general creditors, other than obligations which, by their express terms, rank junior to the Subordinated Bank Notes.

                  (x) NO VIOLATION. Neither the Bank or any of its subsidiaries nor the Parent or any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound. The execution, issuance and delivery by the Bank of the Bank Notes, and the execution, delivery and performance by the Bank of this Agreement, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and any applicable Terms Agreement, will not violate any law, rule, regulation, order, judgment or decree applicable to the Parent and its subsidiaries or to the Bank and its subsidiaries or violate any provision of the Bank's charter or by-laws, or conflict with or result in a breach of or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Parent and its subsidiaries or the Bank and its subsidiaries pursuant to any material contract, indenture, mortgage loan agreement, note, lease or other instrument to which the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, or the property of any of them, is bound or subject.

                  (xi) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the Offering Circular, (a) there has not been any material adverse change in the condition, financial or otherwise, or business affairs or business prospects of the Bank and its subsidiaries

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         or the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular (including the material incorporated by reference therein), and (b) there have been no material transactions entered into by the Bank or any of its subsidiaries or the Parent and any of its subsidiaries other than those in the ordinary course of business.

                  (xii) RATING. The Bank Notes of the Bank have been rated by a "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act) and by each other nationally recognized statistical rating organization that has rated the Bank Notes, in one of its four highest rating categories.

                  (xiii) FINANCIAL STATEMENTS AND FINANCIAL INFORMATION. The consolidated financial statements and other financial information of the Parent and its consolidated subsidiaries included or incorporated by reference in the Offering Circular present fairly the consolidated financial position of the Parent and its consolidated subsidiaries as of the date indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; the Call Reports and other financial information of the Bank included or incorporated by reference in the Offering Circular present fairly the financial position of the Bank and the results of its operations for the periods specified therein, and except as stated therein, have been prepared in conformity with regulatory instructions issued by the Federal Financial Institution Examination Council applied on a consistent basis; financial information of certain financial institutions, if any, acquired or proposed to be acquired by the Parent or the Bank included or incorporated by reference in the Offering Circular present fairly the financial position of such financial institutions as of the dates indicated therein and the results of their operations for the periods specified therein.

                  (xiv) LEGAL PROCEEDINGS. Except as may be set forth in the Offering Circular, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Bank, threatened against or affecting, the Parent or any of its subsidiaries or the Bank or any of its subsidiaries, which would be required to be disclosed in the Offering Circular by the Parent or any of its subsidiaries or the Bank or any of its subsidiaries if the Bank Notes were required to be registered with the Commission on Form S-1 under the 1933 Act, or which might materially and adversely affect the consummation of this Agreement, the Issuing and Paying Agency Agreement or the Interest Calculation Agreement or any transaction contemplated hereby or thereby.

                  (xv) COMMODITY EXCHANGE ACT. The Bank Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Issuing and Paying Agency Agreement, will be excluded or exempted under the provisions of the Commodity Exchange Act.

         (b) ADDITIONAL CERTIFICATIONS. Any certificate signed by any officer of the Bank and delivered to the Agents or to counsel for the Agents in connection with an offering of Bank Notes, or the sale of Bank Notes to an Agent as principal, contemplated by this Agreement shall be deemed a representation and warranty by the Bank to the Agents as to the matters covered thereby on the

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date of such certificate and at each Representation Date referred to in Section
2(a) hereof subsequent thereto.

SECTION 3. PURCHASES AS PRINCIPAL; SOLICITATIONS AS AGENTS.

         (a) PURCHASES AS PRINCIPAL. Unless otherwise agreed by an Agent and the Bank, Bank Notes shall be purchased by the Agent as principal. Such purchases shall be made in accordance with terms agreed upon by the Agent and the Bank with respect to such information (as applicable) as is specified in EXHIBIT A hereto (a "Terms Agreement") (which terms shall be agreed upon orally and which may or may not be confirmed in a writing in the form of EXHIBIT A prepared by the Agent and mailed or sent via facsimile transmission to the Bank). The Agent's commitment to purchase Bank Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Bank herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Bank Notes shall be at a discount from the principal amount of each such Bank Note with such discount being agreed upon between the Bank and the applicable Agent at the time of trade. The Agent may engage the services of any other broker or dealer in connection with the resale of the Bank Notes purchased as principal and may allow any portion of the discount received in connection with such purchases from the Bank to such brokers and dealers. At the time of each purchase of Bank Notes by an Agent as principal, the Agent shall specify the requirements for the officers' certificates, opinions of counsel and letters pursuant to Sections 8(b), 8(c) and 8(d) hereof.

         (b) SOLICITATIONS AS AGENTS. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed upon by the Bank and an Agent, such Agent, as an agent of the Bank, will use its reasonable efforts to solicit offers to purchase the Bank Notes upon the terms and conditions set forth herein and in the Offering Circular. All Bank Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Bank and the Agent.

         The Bank reserves the right, in its sole discretion, to suspend solicitation of purchases of the Bank Notes through the Agents, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Bank, the Agents will forthwith suspend solicitation of purchases from the Bank until such time as the Bank has advised the Agents that such solicitation may be resumed.

         The Bank agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Bank Note sold by the Bank as a result of a solicitation made by such Agent as set forth in EXHIBIT B hereto. The Agents may reallow any portion of the commission payable pursuant hereto to dealers in connection with the offer and sale of any Bank Notes.

         (c) ADMINISTRATIVE PROCEDURES. The purchase price, interest rate or formula, maturity date and other terms of the Bank Notes (as applicable) specified in EXHIBIT A hereto shall be agreed upon by the Bank and the applicable Agent and set forth in a pricing supplement to the Offering Circular to be prepared in connection with each sale of Bank Notes. Administrative procedures

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with respect to the sale of Bank Notes shall be agreed upon from time to time by the Agents and the Bank (the "Administrative Procedures"). The initial Administrative Procedures, as agreed upon by the Agents and the Bank, are attached hereto as EXHIBIT G. The Agents and the Bank agree to perform the respective duties and obligations specifically provided to be performed by the Agents and the Bank herein and in the Administrative Procedures.

         (d) DELIVERY. The documents required to be delivered by Section 6 hereof shall be delivered at the office of Brown & Wood LLP, on the date hereof, or at such other time as the Agents and the Bank may agree upon in writing (the "Closing Time").

SECTION 4. COVENANTS OF THE BANK.

         The Bank covenants with the Agents as follows:

         (a) AMENDING OFFERING CIRCULAR. The Bank will give the Agents notice of its intention to prepare any additional offering circular supplement with respect to the sale of the Bank Notes or any amendment or supplement to the Offering Circular and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be distributed a reasonable time in advance of such proposed distribution and will not distribute any such amendment or supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object. The Bank will promptly cause such amendments and supplements to be filed with the Comptroller when and to the extent required by 12 C.F.R. Section 16.6 and will promptly advise the Agents of the filing of any amendment or supplement to the Offering Circular with the Comptroller. In addition, the Bank will advise the Agents (i) of any request by the Comptroller, any other bank regulatory agency or the Commission for any amendment of or supplement to the Offering Circular (including, without limitation, the documents incorporated by reference therein) or for any additional information;
(ii) of the institution or threat by the Comptroller, any other bank regulatory agency or the Commission of any proceeding with respect to the Offering Circular (including, without limitation, the documents incorporated by reference therein) or any amendment or supplement thereto or the offering or sale of the Bank Notes, and (iii) of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Bank will use its reasonable best efforts to prevent the issuance of any order or similar action interfering with the offering or sale of the Bank Notes or the use of the Offering Circular, and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) COPIES OF OFFERING CIRCULAR. The Bank will deliver to the Agents as many copies of the Offering Circular (as amended or supplemented, including documents incorporated by reference therein) as the Agents shall reasonably request in connection with sales or solicitations of offers to purchase the Bank Notes.

         (c) REVISIONS OF OFFERING CIRCULAR -- MATERIAL CHANGES. Except as otherwise provided in Subsection (d) of this Section 4, if any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Bank, to

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amend or supplement the Offering Circular in order that the Offering Circular will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Bank Notes in their capacity as agents and to cease sales of any Bank Notes the Agents may then own as principal, and the Bank will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission. The Agents shall, at such time as the Bank shall have furnished to the Agents an amended or supplemented Offering Circular in form satisfactory to the Agents and their counsel, resume solicitation of offers to purchase Bank Notes using the Offering Circular so amended and supplemented. In addition, the Bank shall cause the Offering Circular to be amended at least annually.

         (d) SUSPENSION OF CERTAIN OBLIGATIONS. The Bank shall not be required to comply with the provisions of Subsection (c) of this Section 4 during any period from the later of the time (i) the Agents shall have suspended solicitation of purchases of the Bank Notes in their capacity as agents pursuant to a request from the Bank and (ii) no Agent shall then hold any Bank Notes purchased as principal pursuant hereto, until the time the Bank shall determine that solicitation of purchases of the Bank Notes should be resumed or the Agent shall subsequently purchase Bank Notes from the Bank as principal.

         (e) REGULATORY REPORTS. The Bank shall provide the Agents with copies of any publicly available reports (financial or otherwise) furnished to or filed by either the Bank or the Parent with any United States or state supervisory or regulatory authority as promptly as practicable after such reports become publicly available.

         (f) PREPARATION OF PRICING SUPPLEMENTS. The Bank will prepare, with respect to any Bank Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement with respect to such Bank Notes in a form previously approved by the Agents, and, if required by 12 C.F.R. Section 16.6, will file such pricing supplement with the Comptroller no later than the time required for such filing.

         (g) BLUE SKY QUALIFICATIONS. The Bank will endeavor, in cooperation with the Agents, to qualify the Bank Notes for offering and sale under the applicable securities laws of such States and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Bank Notes; PROVIDED, HOWEVER, that the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Bank Notes have been qualified as above provided. The Bank will promptly advise the Agents of the receipt by the Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

         (h) REQUIRED FILINGS. The Bank will make the filings required by 12 C.F.R. Section 16.6 with respect to the Bank Notes and will make the filings required by 12 C.F.R.
Section 5.47 with respect to inclusion of the Subordinated Bank Notes in Tier 2 capital when and as required by such provisions.

         (i) STAND-OFF AGREEMENT. In connection with a purchase by an Agent of Bank Notes as principal, between the date of the agreement to purchase such Bank Notes and the Settlement Date with respect to such purchase, the Bank will not, without the prior consent of the Agent who is party to such agreement, offer or sell in the United States, or enter into any agreement to sell in the United States, any debt securities or deposit obligations of the Bank (other than the Bank Notes that are to be sold pursuant to such agreement and deposit and other bank obligations issued and sold directly by the Bank in the ordinary course of its business).

         (j) PAYMENT OF FDIC ASSESSMENTS. The Bank shall not take any action which would cause it to be in default (within the meaning of Section 18(b) of the Federal Deposit Insurance Act) in the payment of any assessment owing to the FDIC.

SECTION 5. PAYMENT OF EXPENSES.

         Whether or not the transactions contemplated hereunder are consummated or this Agreement or any agreement by an Agent to purchase Bank Notes as principal is terminated, the Bank will pay all expenses incident to the performance of its obligations under this Agreement including: (a) the preparation, printing and delivery of the Offering Circular and all amendments and supplements thereto; (b) the preparation of this Agreement; (c) the preparation, issuance and delivery of the Bank Notes, including fees and expenses related to the use of book-entry notes; (d) the fees and disbursements of the Bank's counsel, of the Issuing and Paying Agent and of any calculation agents or exchange rate agents; (e) the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Bank Notes and incurred from time to time in connection with the transactions contemplated thereby; (f) any fees charged by rating agencies for rating of the Bank Notes; (g) any advertising and other actual, out-of-pocket expenses of the Agents incurred with the approval of the Bank; (h) all filing fees payable to the Comptroller, including any such fees required by 12 C.F.R. Section 16.33 and 12 C.F.R. Section 8.8; (i) the qualification of the Bank Notes under State securities laws in accordance with the provisions of Sections 4(g) hereof, including the filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey, any Legal Investment Survey; (j) the cost of preparing and providing any CUSIP or other identification numbers for the Bank Notes; and (k) any filing fee payable to the National Association of Securities Dealers, Inc.

SECTION 6. CONDITIONS OF AGENTS' OBLIGATIONS.

         The obligations of the Agents to solicit offers to purchase the Bank Notes as agents of the Bank, the obligations of any purchasers of Bank Notes sold through an Agent as agent, and any obligation of an Agent to purchase Bank Notes pursuant to any agreement by such Agent to purchase Bank Notes as principal (or otherwise), will be subject at all times to the accuracy of the representations and warranties on the part of the Bank herein and to the accuracy of the statements of the Bank's and the Parent's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Bank of all covenants and agreements herein contained and to the following additional conditions precedent:

         (a) LEGAL OPINIONS. On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

                  (i) OPINION OF COUNSEL TO THE BANK AND THE PARENT. The opinion of Brouse McDowell L.P.A., counsel to the Bank and the Parent, substantially in the form of EXHIBIT C hereto.

                  (ii) OPINION OF COUNSEL TO THE AGENTS. The opinion of Brown & Wood LLP, counsel to the Agents, covering such matters as they may request.

         (b) OFFICERS' CERTIFICATES. On the date hereof and if required pursuant to Section 8(b) hereto, on each Settlement Date, the Agents shall have received a certificate of (i) the President, a Senior Vice President or a Vice President, and the Chief Financial Officer or Chief Accounting Officer of the Bank satisfactory to the Agents, substantially in the form of EXHIBIT D hereto and
(ii) the President or a Vice President, and the Chief Financial Officer, Chief Accounting Officer or Treasurer of the Parent satisfactory to the Agents, substantially in the form of EXHIBIT E hereto, each dated the date hereof or the Settlement Date, as the case may be.

         (c) REPRESENTATIONS CERTIFICATE. On the date hereof, the Agents shall have received a certificate of the Parent, substantially in the form of EXHIBIT F hereto.

         (d) COMFORT LETTER. On the date hereof, the Agents shall have received a letter from PricewaterhouseCoopers LLP, dated as of the date hereof and in form and substance satisfactory to the Agents and Agents' counsel.

         (e) OTHER DOCUMENTS. On the date hereof and on each Settlement Date, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the issuance and sale of the Bank Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Bank in connection with the issuance and sale of Bank Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

         If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Agent, any applicable agreement by such Agent to purchase Bank Notes as principal) may be terminated by the Agents by notice to the Bank at any time at or prior to the Closing Time and any such termination shall be without liability of any party to any other party, except that the provisions of Section 5 hereof, the indemnity and contribution agreement set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 7. DELIVERY OF AND PAYMENT FOR BANK NOTES SOLD THROUGH AN AGENT.

         Delivery of Bank Notes sold through an Agent as agent shall be made by the Bank to such Agent for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Bank Note on the date fixed for settlement, the Agent shall promptly notify the Bank and deliver the Bank Note to the Bank, and, if the Agent has theretofore paid the Bank for such Bank Note, the Bank will promptly return such funds to the Agent. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder, the Bank will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Bank.

SECTION 8. ADDITIONAL COVENANTS OF THE BANK.

         The Bank covenants and agrees with each Agent that:

         (a) REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each acceptance by such Bank of an offer for the purchase of Bank Notes (whether to an Agent as principal or through the Agent as agent), and each delivery of Bank Notes to the Agents, shall be deemed to be an affirmation that the representations and warranties of the Bank contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent, or to the applicable Agent, of the Bank Note or Bank Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Offering Circular as amended and supplemented to each such time, including any amendment resulting from the incorporation by reference of documents filed by the Bank or the Parent).

         (b) SUBSEQUENT DELIVERY OF CERTIFICATES. Each time that (i) the Offering Circular shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Bank Notes or similar changes (unless, in the reasonable judgment of the Agents, an opinion of counsel should be furnished in light of such an amendment), (ii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such Agent as principal or (iii) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents certificates from each of the Bank and the Parent dated the date of such amendment or supplement, the date of such filing, or the Settlement Date, as the case may be, to the effect that the statements contained in the certificates which were last furnished to the Agents by each of the Bank and the Parent pursuant to Section 6(b) hereof are true and correct at the time of such amendment, supplement or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Offering Circular as amended and supplemented to such time, including any amendment resulting from incorporation by reference of documents filed by the Bank and the Parent) or, in lieu of such certificates, certificates of the same form as the certificates referred to in said Section 6(b), modified as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such certificates.

         (c) SUBSEQUENT DELIVERY OF LEGAL OPINIONS. Each time that (i) the Offering Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement (x) providing solely for a change in interest rates of the Bank Notes or similar changes, or (y) setting forth financial statements or other information as of and for a fiscal period (unless, in the reasonable judgment of the Agents, an opinion of counsel should be furnished in light of such an amendment)), (ii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such Agent as principal or (iii) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents and the Agents' counsel a letter from counsel last furnishing an opinion referred to in Sections 6(a)(i) hereof to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Offering Circular as amended and supplemented at the time of delivery of such letter authorizing reliance) or in lieu of such letter, such counsel may deliver a letter in the same form as its letter referred to in Sections 6(a)(i), but modified as necessary to relate to the Offering Circular as amended and supplemented at the time of delivery of such letter.

         (d) SUBSEQUENT DELIVERY OF COMFORT LETTERS. Each time that (i) the Offering Circular shall be amended or supplemented with respect to the Bank Notes (other than by an amendment or supplement providing solely for a change in interest rates or other variable terms of the Bank Notes (unless, in the reasonable judgment of the Agents, a comfort letter should be furnished in light of such an amendment)), (ii) (if required in connection with the purchase of Bank Notes by an Agent as principal) the Bank sells Bank Notes to such agent as principal or (iii) the Bank issues and sells Bank Notes in a form not previously certified to the Agents by the Bank, the Bank shall furnish or cause to be furnished forthwith to the Agents and the Agents' counsel a letter from PricewaterhouseCoopers LLP reaffirming the statements made in its letter delivered pursuant to Section 6(d), or in lieu of such letter, PricewaterhouseCoopers LLP may deliver a letter in the same form as its letter referred to in Section 6(d) but modified as necessary to relate to the Offering Circular as amended and supplemented to the time of delivery of such letter.

SECTION 9. INDEMNIFICATION.

         (a) INDEMNIFICATION OF AGENTS. The Bank agrees to indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 9(d) hereof) any such settlement is effected with the written consent of the Bank; and

                  (iii) against any and all expense whatsoever (including the reasonable fees and disbursements of counsel chosen by the Agents), as reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Bank by the Agents expressly for use in the Offering Circular (or any amendment or supplement thereto).

         (b) INDEMNIFICATION OF THE BANK. Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Bank and each person, if any, who controls the Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Bank by such Agent expressly for use in the Offering Circular (or any amendment or supplement thereto).

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 9(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to Section 9(b) hereof, counsel to the indemnified parties shall be selected by the Bank. An indemnifying party may participate at its own expense in the defense of any such action; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 9(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

SECTION 10. CONTRIBUTION.

         If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Bank Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Bank, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Bank, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Bank Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Bank Notes (before deducting expenses) received by the Bank and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Bank Notes.

         The relative fault of the Bank, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Bank or by the applicable Agent(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Bank and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 10, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Bank Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 10, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each person, if any, who controls the Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Bank. The obligations of each of the Agents and the Bank under this Section 10 to contribute are several in proportion to the respective purchases or sales made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

SECTION 11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

         All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Bank pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Bank, and shall survive each delivery of and payment for any of the Bank Notes.

SECTION 12. TERMINATION.

         (a) TERMINATION OF THIS AGREEMENT. This Agreement (excluding any agreement hereunder by an Agent to purchase Bank Notes as principal) may be terminated for any reason, at any time by either the Bank or any of the Agents as to itself, immediately upon the giving of 30 days' written notice of such termination to the other party hereto in accordance with the provisions of
Section 13 hereof.

         (b) TERMINATION OF AN AGREEMENT TO PURCHASE BANK NOTES AS PRINCIPAL. An Agent may terminate an agreement hereunder by such Agent to purchase Bank Notes as principal, immediately upon notice to the Bank, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Offering Circular, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, or of the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Bank Notes or enforce contracts for the sale of the Bank Notes, or (iii) if trading in any securities of the Bank or the Parent shall have been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange, or Chicago Board of Trade shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either federal, New York State or Ohio State authorities, as the case may be, or (iv) if the rating assigned by any nationally recognized securities rating organization to any debt securities of the Bank as of the date of any agreement by an Agent to purchase the Bank Notes as principal shall have been lowered since that date or if any such rating organization shall have publicly announced that it has placed under surveillance or review, other than with positive implications, its rating of any debt securities or deposits of the Bank, or (v) if there shall have come to such Agent's attention any facts that would cause such Agent to believe that the Offering Circular or any amendments thereto or supplements thereof, at the time it was required to be delivered to a purchaser of Bank Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

         (c) GENERAL. In the event of any such termination, none of the parties will have any liability to the other parties hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) an Agent shall own any Bank Notes purchased with the intention of reselling them or
(b) an offer to purchase any of the Bank Notes has been accepted by the Bank but the time of delivery to the purchaser or his agent of the Bank Note or Bank Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 8 hereof shall remain in effect until such Bank Notes are so resold or delivered, as the case may be, and (iii) the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13. NOTICES.

         Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

         If to the Bank:

                  FirstMerit Bank, National Association
                  III Cascade Plaza
                  7th Floor
                  Akron, Ohio  44308
                  Attention: Terry E. Patton
                  Facsimile Number (330) 384-7271

         If to the Parent:

                  FirstMerit Corporation
                  III Cascade Plaza
                  7th Floor
                  Akron, Ohio  44308
                  Attention: Terry E. Patton
                  Facsimile Number: (330) 384-7271

         If to Keefe, Bruyette & Woods, Inc.:

                  Keefe, Bruyette & Woods, Inc.
                  Two World Trade Center
                  85th Floor
                  New York, New York  10048
                  Attention: Steve Janaszak
                  Facsimile Number: (212) 323-8340

         If to Lehman Brothers Inc.:

                  Lehman Brothers Inc.
                  3 World Financial Center
                  New York, New York  10285
                  Attention: Erin Callan
                  Facsimile Number: (212) 526-1578

         If to McDonald Investments Inc.:

                  McDonald Investments Inc.
                  McDonald Investment Center
                  800 Superior Avenue
                  Cleveland, Ohio  44114-2603
                  Attention: Barbara Kaminsky
                  Facsimile Number: (216) 443-3801

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14. PARTIES.

         This Agreement shall inure to the benefit of and be binding upon the Agents, the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bank Notes shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. GOVERNING LAW.

         This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of New York applicable to agreements made and to be performed in such state.

SECTION 16. COUNTERPARTS.

         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between each of the Agents and the Bank in accordance with its terms.

                                  Very truly yours,

                                  FIRSTMERIT BANK, NATIONAL ASSOCIATION


                                  By: /s/ Sid A. Bostic
                                     Name:  Sid A. Bostic
                                     Title: President



CONFIRMED AND ACCEPTED,
as of the date first above written:


KEEFE, BRUYETTE & WOODS, INC.


By: /s/ Joseph A. Lenihan
      Name:  Joseph A. Lenihan
      Title: Executive V.P. & Director of Fixed Income


LEHMAN BROTHERS INC.


By: /s/ M. Rayle
      Name:  M. Rayle
      Title: Managing Director


McDONALD INVESTMENTS INC.


By: /s/ Charles R. Crowley
      Name:  Charles R. Crowley
      Title: Managing Director

21